LightPath Technologies

A Global Leader in Optics & Infrared Solutions


LightPath
Titleist
2

INVESTOR PRESENTATION
February 2023

Safe Harbor Statement

This presentation contains "forward-looking" statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, product development plans, competitive position, potential growth opportunities, the effects of competition and the expected effects on the Company's business from the COVID-19 pandemic. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "anticipate," "believe," "could," "seek," "estimate," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or similar expressions and the negatives of those terms.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

This presentation includes certain non-GAAP financial measures as defined by the SEC rules. We believe these non-GAAP financial measures are appropriate indicators to assist in the evaluation of our operating performance on a period-to-period basis. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in this presentation.

About LightPath

LightPath is a fully integrated optical solutions provider advancing the incorporation of custom optics within tomorrow's technology

Positioned to be the domain expert in the exponentially growing field of optics and photonics

High Performance Components



Custom Optical Assemblies



Multispectral Thermal Camera



LightPath Technologies

NASDAQ: LPTH

Share Price[1]	$1.25
Market Cap[1]	$33.7M
FY 2022 Revenue	$35.5M
Backlog[2]	$31.0M
Shares Outstanding	27.0M
Float	22.7M
Insider Holdings	21.7%
Employees	~350
Headquarters	Orlando, FL

1) As of December 28, 2022
2) At December 18, 2022

Markets Served Overview

Optics can be modified for different applications allowing LightPath to deliver solutions to a diverse market of verticals

"The beauty of Photonics is, that as an enabling technology that is embedded in products across many industries, it provides us with a built-in diversification across our customer base"
- Sam Rubin, CEO

Increasing backlog driven by growth in:

- Government/Defense applications
- Medical



Commercial
2%
Medical
7%
Telecom
10%
Markets Served
Industrial
56%
Gov't/Defense
13%
Catalogue/Distribution
13%

LightPath Technologies

Market Opportunity – Multispectral Imaging

Multispectral cameras will be able to replace multiple camera modules in each application

Market data on thermal cameras estimates a 7% CAGR to ~$9 billion market by 2026.

Increasing adoption in:

- LiDar technology to benefit public safety
- Government/Defense applications
- Thermal weapon sights
- Commercial sporting optics



Global Thermal Camera Market (in $ millions)
$3,997
$4,597
$7,103
$6,202
$6,714
$7,160
$7,776
$8,311
$8,761
2018
2019
2020
2021
2022
2023
2024
2025
2026

Engineering a New LightPath

LightPath is transitioning to a solutions-oriented approach for high value customers geared towards driving higher gross margins

Legacy LightPath
Components Supplier



LightPath 2.0
Solutions Provider



- 20% of sales backlog now solutions-based
- Record backlog of $31M in Dec 2022

LightPath 3.0
Imaging Systems Creator



- Multispectral imaging systems
- Greater versatility, less parts
- Higher revenue and gross margin

LightPath Technologies

First Imaging System Release: MANTIS™


MANTIS
LightPath
Titleist
2

Uncooled, Multispectral Infrared Camera

MANTIS Highlights:

- **First of its kind** - Camera combines functionality of a Mid Wavelength Infrared (**MWIR**) and Long Wavelength Infrared (**LWIR**) camera in one housing.
- **Versatile** - Camera covers 2-12um wavelengths.
- **Uncooled** - Able to image MWIR wavelengths without an expensive cryogenic cooling mechanism.
- **Compact** - 2.5" x 2.5" x 3.0"combines the form of a LWIR camera with the ability to image MWIR.
- **Inexpensive** - Camera costs $10-15k combining the functionality of a $100k MWIR and $3k LWIR camera.
- **Produced outside of China** - A key benefit for securing supply chains.
- **Long-Range** - Able to see long range similar to a cooled MWIR camera.
- **Leverages proprietary Black Diamond™ glass** that enables the camera's performance.

First Imaging System Release: MANTIS

Diverse potential use cases

Muzzle Flash Detection


Muzzle flashes clearly visible in MWIR

Legacy Technology
Requires acostic sensors or expensive MWIR to detect muzzle flash
MANTIS Enables
Inexpensive drones with MWIR monitoring for muzzle flash without heavy acoustic sensors

Flames & Missile Detection


Falcon 9
13 mi. away - Visible Camera
13 mi. away - MANTIS

Legacy Technology
Missile detection and flame imaging requires MWIR and an expensive cooling device
MANTIS Enables
Proliferation of advanced defenses against growing cruise and hypersonic missile threats

Smoldering material


Smoldering, slow, flameless form of combustion
MANTIS imaging smoldering after the fire is extinguished

Legacy Technology
Smoldering material is invisible to firefighters using LWIR cameras to see through smoke
MANTIS Enables
Firefighters see across LWIR and MWIR to see through smoke and view smoldering material

LightPath Technologies

Key Technology – Chalcogenide Glass

LightPath Black Diamond (BD6) – Proprietary Chalcogenide Glass Solution

- A made-in-the-USA cost effective alternative to Germanium
- Germanium is defined by DoD and the White House as a key Strategic mineral with a potential supply chain liability
- The **ONLY GLASS** that enables the use of multi-spectral cameras reducing the size, weight and cost of visual systems.
- U.S. imports approximately $675m of Germanium for use in Optics, primarily from Russia and China
- LightPath has been producing BD glass for the last 10 years in Orlando with an **annual capacity rate of 10 Metric Tons**



LightPath Technologies

Key Technology – Chalcogenide Glass

LightPath Black Diamond™ – Proprietary Chalcogenide Glass Solution

- Common Aperture multiband camera reduces weight, size and cost
- Key enabling technology behind MANTIS
- Eliminates the need for crystal glass in Infrared lenses
- Unique Material **exclusively licensed from the US Navy**



Short Wave Infrared Camera (SWIR)



Med Wave Infrared Camera (MWIR)



Long Wave Infrared Camera (LWIR)

The New Technology,
Common Aperture Multiband Camera


SWIR-LWIR 50mm f/1.0, 23°FOV
FPA
SWIR
MWIR
LWIR
Ø4" x 9.5"L
Conventional design requires 11 lens elements



Key Technology – Freeform Optics

Custom optics that reduce the number of lenses needed

- Announced availability of technology in November 2021
- Ability to produce components in almost any shape
- Reduces the number and size of optics in a system
- Leveraging 30+ years of leadership in precision molding of glass and materials sciences to offer the ability to mold precision glass, Freeform optics



NIR Sensor
Microdisplay
NIR LED
Freeform Prism
Exit Pupil
Freeform Corrector



PRISM 2022 AWARDS
PRESENTED BY SPIE. PHOTONICS MEDIA
SPIE.
The international society for optics and photonics
Freeform optics: Evolution? No, revolution!
At no time since the science of optical system development was created in 1885 has the industry
been so technologically dynamic.

LightPath Technologies

Recent Developments

Automotive Applications

Thermal Imaging is being added to existing automotive pedestrian detection systems

Simpler and lower risk than LiDAR, as the system is only used as a simple sensor and connects to the existing braking systems

LightPath thermal imaging assembly has been qualified into one of the largest car manufacturers

LPTH ASP $20-50 per vehicle




Pedestrian Fatalities by Light Condition, 2010-2020
Dark
Daylight
5,000
4,500
4,000
3,500
3,000
2,500
2,000
2,500
1,000
500
0
3,030
3,204
3,452
3,405
3,510
4,040
4,543
4,522
4,834
4,719
4,951
1,092
1,068
1,168
1,166
1,191
1,245
1,311
1,297
1,277
1,280
1,266
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Source: FARS

LightPath Technologies

Recent Developments

Government & Defense

Qualified as Infrared Optics Supplier December 2022

Multiple funding opportunities from various government agencies to accelerate material and capabilities developments. Each opportunity >$1.0 million

Fundings received from DoD and European Space Agency totaling more than $1m

Strong interest and involvement from multinational corporations such as Raytheon, Lockheed Martin, and the US Army







LightPath Technologies

Operations - Complete Vertical Integration

1 **Raw Materials**



2 **Glass Production**



3 **Optics Fabrication**



4 **Thin Film Coating**



5 **Optical Assemblies**



6 **Imaging Systems**



LightPath Technologies

Operations – Global Capabilities



Headquarters
Orlando, Florida

2022 $2.6M of company capex of up to $3.2M to be invested in efficiency & clean room expansion



Riga, Latvia

2021 $2.2M invested in capacity & capability



Zhenjiang, China

2020 $1.8M invested in capacity

LightPath Technologies

Investment Goals & Opportunities

Industry Opportunity

- **Core markets are diversified** and experiencing solid secular growth
- Multi-billion market for infrared imaging boosted by growing use of LiDAR
- LightPath's BD - Black Diamond Glass is a US-produced alternative to Germanium

LightPath's Strategic Direction

- LightPath is transitioning to a **solutions-oriented approach** for high value customers
  - ✓ **MANTIS** is the first new product toward this
- Drive greater efficiency with our deep design and manufacturing expertise and **vertically integrated global manufacturing**







"This strategy is based on our strengths and our core capabilities to address the largest and fastest growing trends in our industry for visible and infrared optical solutions."
-- Sam Rubin, CEO

LightPath Technologies

Revenue Breakdown – Fiscal 2020 -2022

Decreasing reliance of supplying lower value components in China


China sales drop
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
US
EUR
ROW
Asia

China sales primarily low margin components supplier

Large opportunity in US and Europe to drive higher value assemblies, solutions and systems

→ US/EUR growing as a percent of total revenue

Sales backlog of $31 million increasingly comprised of solutions-oriented sales

LightPath Technologies

Management Team

Sam Rubin *President & Chief Executive Officer*	25 Years in Optics Owner / Exec / Sales / R&D / M&A	THORLABS	Joined Company in 2020 Revenue Growth of Prior Firm $30M to $500M
Albert Miranda *Chief Financial Officer*	22 Years in Optics Finance / GM / Exec / M&A	JENOPTIK MORE LIGHT ZEISS Seeing beyond	Joined Company in 2021 Revenue Growth of Prior Firm $30M to $220M
Mark Palvino *VP, Global Sales & Marketing*	22 Years in Optics Finance / GM / Exec	mks | Newport	Joined Company in 2020
Peter Greif *VP, Operations*	22 Years in Manufacturing Exec / GM / Ops / Engineering / M&A	JABIL	Joined Company in 2021 Revenue Growth of Prior Firm $6B to $27B

LightPath Technologies

Contact Us

Brian M. Prenoveau, CFA
Investor Relations
LPTH@mzgroup.us
561-489-5315

Engage With Us

TWITTER
@lightpathtech

LINKEDIN
linkedin/company/lightpath-technologies

WEB
www.lightpath.com

Appendix

Balance Sheet

LIGHTPATH TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheets
(unaudited)

Assets	December 31, 2022	June 30, 2022
Current assets:		
Cash and cash equivalents	$ 3,793,852	$ 5,507,891
Trade accounts receivable, net of allowance of $41,240 and $36,313	4,857,726	5,211,292
Inventories, net	6,914,276	6,985,427
Other receivables	149,775	—
Prepaid expenses and other assets	443,567	464,804
Total current assets	16,159,196	18,169,414
Property and equipment, net	10,978,783	11,640,463
Operating lease right-of-use assets	9,894,925	10,420,604
Intangible assets, net	3,895,256	4,457,798
Goodwill	5,854,905	5,854,905
Deferred tax assets, net	143,000	143,000
Other assets	47,987	27,737
Total assets	$ 46,974,052	$ 50,713,921
Liabilities and Stockholders' Equity		
Current liabilities:		
Accounts payable	$ 2,366,201	$ 3,073,933
Accrued liabilities	775,630	558,750
Accrued payroll and benefits	1,316,103	2,081,212
Operating lease liabilities, current	926,132	965,622
Loans payable, current portion	1,085,103	998,692
Finance lease obligation, current portion	43,123	55,348
Total current liabilities	6,512,292	7,733,557
Deferred tax liabilities, net	521,346	541,015
Finance lease obligation, less current portion	50,460	11,454
Operating lease liabilities, noncurrent	8,921,735	9,478,077
Loans payable, less current portion	2,766,431	3,218,580
Total liabilities	18,772,264	20,982,683
Commitments and Contingencies		
Stockholders' equity:		
Preferred stock: Series D, $0.01 par value, voting; 500,000 shares authorized; none issued and outstanding	-	-
Common stock: Class A, $0.01 par value, voting; 44,500,000 shares authorized; 27,275,515 and 27,046,790 shares issued and outstanding	272,755	270,468
Additional paid-in capital	233,104,731	232,315,003
Accumulated other comprehensive income	688,421	935,125
Accumulated deficit	(205,864,119)	(203,789,358)
Total stockholders' equity	28,201,788	29,731,238
Total liabilities and stockholders' equity	$ 46,974,052	$ 50,713,921

LightPath Technologies

Income Statement

LIGHTPATH TECHNOLOGIES, INC.
Condensed Consolidated Statements of Comprehensive Income (Loss)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,	
	2022	2021	2022	2021
Revenue, net	$ 8,472,679	$ 9,243,174	$ 15,839,580	$ 18,346,517
Cost of sales	5,248,334	6,443,328	10,381,323	12,374,736
Gross margin	3,224,345	2,799,846	5,458,257	5,971,781
Operating expenses:				
Selling, general and administrative	3,030,653	2,946,998	5,668,826	5,816,044
New product development	466,163	551,960	1,016,044	978,971
Amortization of intangibles	281,271	281,271	562,542	562,542
Loss on disposal of property and equipment	2,742	—	2,742	—
Total operating expenses	3,780,829	3,780,229	7,250,154	7,357,557
Operating loss	(556,484)	(980,383)	(1,791,897)	(1,385,776)
Other income (expense):				
Interest expense, net	(81,241)	(50,331)	(151,611)	(96,080)
Other income (expense), net	(1,336)	10,819	25,881	(40,263)
Total other income (expense), net	(82,577)	(39,512)	(125,730)	(136,343)
Loss before income taxes	(639,061)	(1,019,895)	(1,917,627)	(1,522,119)
Income tax provision	55,000	35,396	157,134	165,269
Net loss	$ (694,061)	$ (1,055,291)	$ (2,074,761)	$ (1,687,388)
Foreign currency translation adjustment	671,125	284	(246,704)	(143,890)
Comprehensive loss	$ (22,936)	$ (1,055,007)	$ (2,321,465)	$ (1,831,278)
Loss per common share (basic)	$ (0.03)	$ (0.04)	$ (0.08)	$ (0.06)
Number of shares used in per share calculation (basic)	27,172,226	27,008,748	27,121,583	27,001,360
Loss per common share (diluted)	$ (0.03)	$ (0.04)	$ (0.08)	$ (0.06)
Number of shares used in per share calculation (diluted)	27,172,226	27,008,748	27,121,583	27,001,360

LightPath Technologies